ORGANIZATIONAL CHARTS
JANUARY 1st, 2007
(excluding the Winterthur companies)

FINANCIAL PROTECTION

Be Life Confident

ORGANIGRAMMES JURIDIQUES AU 1ER JANVIER 2007
ORGANIZATIONAL CHARTS AS OF JANUARY 1ST, 2007

Veuillez trouver ci-joint la brochure des Organigrammes actualisée au 1er janvier 2007 des sociétés opérationnelles du Groupe (sans les sociétés Winterthur) (liste non exhaustive).

Please find hereafter the organizational Charts on the operating companies in the Group (excluding the Winterthur companies) updated as of January 1st, 2007

AXA

OWNERSHIP STRUCTURE
FEBRUARY 28, 2007 *



MUTUELLES AXA
14.26%
(20.66%) (a)
SHARES HELD BY SUBSIDIARIES AND SHELF-HELD SHARES
1.26%
(1.12%) (a) (b)
AXA
79.54%
(71.92%) (a)
PUBLIC
4.94%
(6.30%) (a)
EMPLOYEES AND AGENTS

( ) In voting power.
(a) Following the adaptation of the Transparency Directive into French law, the 222-12 article of the "Règlement Général de l'AMF" - approved by the 18 September 2006 decree - holds that "the total number of voting power is worked out on the basis of all the shares to which the votes are attached, including the shares deprived of voting power.
(b) Voting power will be valid again once the shares to which they are attached stop being self-held.

ASSISTANCE – JANUARY 1st, 2007



AXA
100 %
AXA Assistance SA
100%
AXA Assistance France Assurances
100%
Delta Assistance SA
100%
AXA Assistance France
100%
AXA Assistance Participations (a)
66%
Delta Services
80%
Truck Assistance International
100%
TAI Transport Assistance
100%
Truck Assistance International Services (c)
60%
Pinidis
51%
Emergency Medical Care Holding Ltd (b) (UK)
100%
EMC Algeria Ltd
50%
Domiserve
100%
Domiserve +
59%
AXA Assistance Maroc
100%
Inter Partner Assistance SA (Belgium)
Branches:
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Rome (Italy)
- Prague (Czech Republic – First quarter 2007)
100%
Inter Partner Asistencia SA (d) (Spain)
100%
Inter Partner Asistencia Servicios Espana (Barcelona)
80%
Inter Fronteras SA (Madrid)
50%
GMAS R Asistencia (Barcelona)
55%
Iuris Gestion SA (Barcelona)
100%
AXA Assistance Direct Ltd (Ireland)
100%
AXA Assistance Travel Europe Ltd
100%
AXA Assistance Travel Ltd
100%
AXA Assistance Services Europe Ltd
100%
AXA Assistance Aero Medical Services Ltd

AXA Assistance has participation in local companies: Call US (Austria).

(a) New corporate name (formerly AXA Assistance Services)

(b) Branches in France and Yemen

(c) Branches in Belgium, Germany and the Netherlands

(d) Branch in Switzerland

ASSISTANCE – EUROPE-MIDDLE EAST-AFRICA – JANUARY 1st, 2007


AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Services (Belgium)
100%
Auto Club Assistance ACA (Belgium)
51%
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
AXA Assistance GmbH (Germany)
100%
Inter Partner Assistance Services GmbH (Germany)
100%
AXA Assistance Services (Greece)
100%
Inter Partner Assistenza Servizi Spa (Italy)
80%
AXA Assistance Maroc Services (Morocco)
100%
100%
Inter Partner Assistance Services BV (Netherlands)
100%
Inter Partner Assistance Polska SA (Poland)
100%
Inter Partner Assistance Serviços (Portugal)
100%
IPA Yardim Ve Destek Hizmetleri Ticaret Ltd (Turkey)
100%
AXA Assistance UK (United Kingdom)
51%
AXA Assistance Medical Services (Athlone)
100%
AXA Assistance Direct Ltd (Dublin)
50%
Inter Partner Assistance Algérie Spa (Algeria)

ASSISTANCE - AMERICA - ASIA – JANUARY 1st, 2007


AXA
Inter Partner Assistance
(Belgium)
AXA Asistencia Argentina (Argentina)
100%
50%
Inter Partner Assistance Japan Ltd (Japan)
AXA Assistance Australia Pty Ltd (Australia)
100%
100%
AXA Assistance Mexico SA de CV (Mexico)
Inter Partner Assistance s/c Ltda (Brazil)
100%
100%
AXA Assistance Pte Ltd (Singapore)
AXA Assistance Canada Inc (Canada)
100%
97.49%
AXA Assistance Company Ltd (Thailand)
AXA Asistencia Chile SA (Chile)
100%
100%
AXA Assistance USA Inc (USA)
AXA Asistencia Colombia SA (Colombia)
66.30%
100%
AXA Asistencia de Venezuela SA (Venezuela)
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)
100%
SFA Asia (Hong-Kong)
100%

AUSTRALIA - AXA ASIA PACIFIC HOLDINGS LIMITED – JANUARY 1st, 2007


AXA
(a)
AXA Equity & Law Life Assurance Society (UK)
48.25%
AllianceBernstein (USA)
3.40%
AXA Asia Pacific Holdings Limited
50%
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia) (1)
45%
Philippine AXA Life Insurance Corporation (Philippines)
100%
National Mutual International Pty Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (Global) Limited
50%
AllianceBernstein Australia Limited (b)
100%
AXA Financial Services (Singapore) Pte Ltd (Singapore) (2)
100%
AXA Life Singapore Pte Ltd (Singapore) (2)
100%
NM Insurances (Singapore) Pte Ltd (Singapore) (2)
72.97%
AXA China Region Limited (Hong Kong) (3)
27.03%
100%
Detura Limited
50%
Krungthai-AXA Life Insurance Company Ltd (Thailand) (4)
49%
AXA AFFIN Life Insurance Berhad (Malaysia)
51%
PT AXA Mandiri Financial Services (Indonesia)
100%
AXA India Holdings (Mauritius) (5)
100%
SG (AUS) Holdings Pty (c)
100%
ipac Securities Limited

(a) With AXA UK as sub-holding company
(b) New corporate name (formerly Alliance Capital Management Australia Limited)
(c) SG means Sterling Grace.

(1) See also Indonesia chart.
(2) See also Singapore/Taiwan.
(3) See also China/Hong Kong chart.
(4) See also Thailand chart.
(5) See also India chart.

AXA CORPORATE SOLUTIONS ASSURANCE – JANUARY 1st, 2007



AXA
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance (France)
100%
100%
100%
AXA Corporate Solutions Services
AXA Corporate Solutions Services Uk Ltd (UK)
AXA Corporate Solutions Marine Services Ltd (Hong Kong)
AXA Corporate Solutions Assurance Canadian Branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance UK branch

AXA INVESTMENT MANAGERS - FRANCE-UK-QATAR – JANUARY 1st, 2007



AXA
AXA France IARD and Insurance and reinsurance companies
AXA Belgium
AXA Konzern AG
AXA UK Plc
Ellit BV
20% (a)
3.7%
51.8%
6.5%
16.1%
1.8%
AXA Investment Managers
100%
AXA Framlington Group Ltd (UK)
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA IM Newgate Ltd (UK)
AXA Investment Managers Paris (France)
AXA Investment Managers IF (France)
AXA Investment Managers LLC (Qatar)
AXA Framlington Investment Management Ltd (UK)
AXA Framlington Unit Management Ltd (UK)
AXA Framlington Investment Trust Services Ltd (UK)
AXA Framlington Administration Services Ltd (UK)
33.3%
66.7 %
AXA Investment Managers U K Holdings (UK)
AXA Investment Managers GS Madrid (Spain)
AXA Framlington Overseas IM Ltd (UK)
AXA Funds Managers Ltd (UK)
AXA Investment Managers UK Limited (UK)
AXA IM UK Nominees Ltd (UK)

(a) The AXA Mutuals also own 4.5%.

AXA INVESTMENT MANAGERS - EUROPE (OTHER COUNTRIES) – JANUARY 1st, 2007



AXA
AXA Investment Managers
99.9%
100%
92.5% (a)
99.9%
100%
AXA IM Benelux
(Belgium)
AXA Asset Managers Deutschland
(Germany)
AXA Investment Managers Deutschland
(Germany)
AXA Investment Managers Italia SIM S.P.A.
(Italy)
AXA Funds Management
(Luxembourg)

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

AXA INVESTMENT MANAGERS - UNITED STATES - ASIA – JANUARY 1st, 2007



AXA
AXA Investment Managers
65.88%
AXA Rosenberg Investment Management Ltd (Japan) (b)
100%
AXA Investment Managers Holding US Inc (USA)
100%
AXA Alternative Advisors (USA)
100%
AXA Investment Managers Asia Limited (Hong-Kong) (a)
10%
90%
AXA IM Rose Inc (USA)
30.74%
75%
100%
AXA Rosenberg Group LLC (USA)
AXA IM Inc (USA)
19.6%
80.4%
AXA Rosenberg Asia Pacific Holding LLC (USA)
100%
AXA Rosenberg Investment Management Ltd (UK)
100%
AXA Rosenberg Management Ireland Ltd (Ireland)
100%
AXA Rosenberg Investment Management LLC (USA)
100%
BARR Rosenberg Research Center LLC (USA)
100%
AXA Rosenberg Global Services LLC (USA)
100%
AXA Rosenberg Canada (Canada)
100%
100%
AXA Rosenberg Investment Management Asia Pacific Ltd (Hong Kong)
AXA Rosenberg Investment Management Asia Pacific Ltd (Singapore)
AXA Rosenberg Asia Pacific (Australia)

(a) New corporate name (formerly AXA Investment Managers HKSAR Ltd)
(b) 3.38% of the company are held by Nomura.

AXA INVESTMENT MANAGERS - PRIVATE EQUITY – JANUARY 1st, 2007



AXA
AXA Investment Managers
100%
AXA Investment Managers Private Equity (France)
100%
100%
100%
100%
100%
AXA Private Equity UK, Ltd (UK)
AXA Private Equity US, LLC (USA)
AXA Investment Managers Private Equity Europe SA (France)
AXA Private Equity Asia Pte, Ltd (Singapore)
AXA Private Equity Italy S.r.l. (Italy)
100%
AXA Private Equity Germany GmbH (Germany)

AXA OEUVRES D'ART - AXA UNIVERSITY COMPANIES – JANUARY 1st, 2007


MUTUELLES AXA
AXA
100%
100%
100% (b)
AXA Suduiraut (a)
Lor Patrimoine
AXA Oeuvres d'Art

(a) AXA University Companies.
(b) Directly and indirectly.

AXA MILLESIMES – JANUARY 1st, 2007



AXA
100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99%
Petit Village S.N.C.E
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E
1%
Belle Hélène S.N.C.
99.99%
99.81%
Domaine de l'Arlot S.C.I.
51%
Domaine de l'Arlot S.C.E.
100%
C.M.G.C S.A.S.
99%
Entrepôts du Médoc S.N.C.
100%
LMPRIM S.A.S
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznókő RT Tokaj (Hungary)
100%
SARL Tour Pibran

(a) Directly and indirectly. The AXA Mutuelles hold 59.85% of the paid-up capital.
(b) New corporate name (formerly Cantenac Brown S.N.C.E.)

AXA REAL ESTATE INVESTMENT MANAGERS - JANUARY 1st, 2007



AXA
AXA Investment Managers
100%
AXA Real Estate Investment Managers
99.9%
AXA REIM Belgium (Belgium)
100%
AXA Real Estate Investment Managers France (France)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
100%
AXA Real Estate Investment Managers Nederland (Netherlands)
100%
AXA Real Estate Investment Managers Iberica (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA Real Estate Managers Deutschland (Germany)
100%
AXA REIM SGR (Italy)
100%
AXA Real Estate Investment Managers UK (UK)

BENELUX – JANUARY 1st, 2007


AXA UK
(UK)
AXA
AXA Corporate Solutions Assurance
(France)
AXA France IARD
(France)
Guardian Royal Exchange Plc
(UK)
100%
84.3%
6.21%
5.41%
Vinci BV
4.07%
AXA Holdings Belgium
(Belgium)
AXA Insurance plc
(UK)
100%
45.70%
100%
52.37%
100%
Guardian Royal Exchange International (Holdings) B.V.
(The Netherlands)
AXA Nederland B.V.
(The Netherlands)
40.20%
AXA Belgium
(Belgium)
47.63%
AXA Luxembourg SA
(Luxembourg)
AXA Bank Belgium
(Belgium)

BELGIUM – JANUARY 1st, 2007



AXA
AXA Holdings Belgium
100%
L'Ardenne Prévoyante
100%
AXA Belgium
88.45%
11.55%
SERVIS
100%
SERVIS-Life
100%
AXA Bank Belgium
100%
AXA Participations Belgium
100%
Private Equity
100%
AXA Private Management

CANADA - AXA CANADA – JANUARY 1st, 2007



AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
100%
50%
100%
50%
90%
3848311 Canada Inc. (a)
Agence Gilles Gadoua inc.
50%
AXA Assurances Inc.
50%
AXA Services financiers Inc.
InnovAssur, assurances générales Inc.
100%
100%
100%
100%
50%
100%
100%
100%
100%
4377320 Canada Inc. (b)
AXA Insurance (Canada)
AXA General Insurance (c)
Services Financiers AXA Assurances Inc.
SecuriGroupe Inc.
AXA Pacific Insurance Company
AXA Assurances agricoles Inc.
Anthony Insurance Inc.
4132653 Canada Inc. (d)

(a) New corporate name (formerly Winterthur Canada Financial Corporation)
(b) New corporate name (formerly The Citadel General Assurance Company – La Citadelle, Compagnie d'Assurances Générales)
(c) New corporate name (formerly Anglo Canada General Insurance Company)
(d) New corporate name (formerly Les Souscripteurs maritimes du Canada Ltée)

CHINA including HONG KONG – JANUARY 1st, 2007


AXA
Directly and indirectly
AXA Asia Pacific Holdings Limited
National Mutual International Pty Ltd
Detura Limited
72.97 % (a)
27.03%
100%
AXA General Insurance Hong Kong Ltd
AXA China Region Limited (Hong Kong)
51%
AXA China (France)
49%
51%
China Minmetals Corporation
49%
AXA-Minmetals Assurance Company Limited (China)
100%
AXA Life Insurance Company Limited (Hong Kong)
AXA Holdings Pte Ltd (Singapore)
82.5%
17.5%
AXA Insurance Hong Kong Ltd (b) (Hong Kong)
100%
100%
AXA China Region Insurance Company (Bermuda) Limited
AXA Financial Services Holdings Limited
100%
100%
AXA China Region Insurance Company Limited
AXA (Hong Kong) Life Insurance Company Limited
Representative Offices (a) (China)

(a) Representative offices in Beijing and Dalian.
(b) Shell company.

FRANCE - FINANCIAL SERVICES – JANUARY 1st, 2007



AXA
AXA France Assurance
AXA France Vie
64.12%
35.88%
AXA Banque
65%
CETELEM
35%
AXA Banque Financement
100%
COMPAGNIE FINANCIERE DE PARIS
100%
100%
Sofinad
CFPCC
(USA)

FRANCE - HOLDING COMPANIES - JANUARY 1st, 2007



AXA
100%
AXA Participations 2
100%
Colisée Excellence
99.77 %
Société Beaujon
99.97%
Vamopar
100% (c)
Mofipar
51% (b)
AXA China
99.77% (c)
AXA Technology Services
100%
Oudinot Participations
100%
AXA America Holdings Inc. (USA)
100% (c)
AXA Group Solutions

( ) voting rights.
(a) Directly and indirectly.
(b) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(c) 100% directly and indirectly.

FRANCE - INSURANCE COMPANIES - JANUARY 1st, 2007



AXA
100%
100%
AXA France Assurance
AXA Assistance SA
100%
AXA Assistance France
99.92%
98.34%
98.75%
98.51%
100%
100%
64.12%
AXA France IARD
1.42%
AXA France Vie
AXA Corporate Solutions Assurance
Juridica
AVANSSUR
DirectAssurance Vie
AXA Banque
BNP Paribas
50%
50%
91.2%
8.8%
99.9%
95.23%
10%
35.88%
Natio Assurance
AXA Caraïbes (Martinique)
AXA Epargne Entreprise
Argoule
AXA Assurcrédit
40%
Coface
49.9%

* directly and indirectly.

FRANCE – EUROPE – REINSURANCE COMPANIES – JANUARY 1st, 2007


AXA
AXA UK Holdings Limited
100%
100%
100%
100%
AXA Liabilities Managers
Saint-Georges Ré
AXA RE
AXA Cessions
100%
100%
AXA Liabilities Managers Inc. (United States)
English & Scottish Maritime and General Insurance Co. Limited

GERMANY – AXA KONZERN AG – JANUARY 1st, 2007


AXA
100%
Vinci BV
8.83%
67.72%
Kölnische Verwaltungs AG
für Versicherungswerte
Public
25.63%
39.73%
31.48%
3.16%
23.02%
AXA Konzern AG

GERMANY - INSURANCE COMPANIES – JANUARY 1st, 2007


AXA
AXA Konzern AG
100%
AXA Art Versicherung AG
100%
AXA Versicherung AG
99.14%
AXA Leben ver-sicherung AG
100%
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
97.87%
Deutsche Ärzteversicherung AG
64.34%
AXA Krankenversicherung AG (a)
100%
AXA Bank AG
100%
Pro bAV Pensionskasse AG
35.66%
39.88%
Roland Rechtsschutz-Versicherungs-AG (b)
29.63%
Deutsche Ärzte-Versicherung Allgemeine Versicherungs-AG
70.37%
AXA Life Europe German Branch (1)
AXA Corporate Solutions Assurance German Branch (2)

(a) Health insurance.
(b) Assistance and legal expenses insurance.

(1) See also Ireland chart.
(2) See also AXA Corporate Solutions Assurance chart.

GERMANY - ART INSURANCE COMPANIES - JANUARY 1st, 2007


AXA
AXA Konzern AG
100%
AXA Versicherung AG
(Cologne)
100%
AXA Nordstern France S.A.
(Paris)
100% (a)
AXA Art d'Assurances S.A.
(Paris)
100%
AXA ART Versicherung AG
(Cologne)
AXA ART Versicherung AG
(Brussels)
AXA ART Versicherung AG
(Breda)
AXA Art Assicurazioni
(Milan)
AXA Art Versicherung AG
(Luxembourg)
AXA Art Seguros & Reaseguros SA
(Madrid)
100%
AXA Art Insurance Ltd
(London)
100%
AXA Art Services Ltd.
(London)
100%
AXA Art Versicherung AG
(Zürich)
100%
AXA Art Holdings Inc.
(New York)
100%
Fine Art Service International Inc.
(New York)
100%
AXA Art Insurance Corporation
(New York)

(a) 0.36% owned by AXA Versicherung AG.

INDIA – JANUARY 1st, 2007


AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
100%
AXA India Holdings (Mauritius)
22.22%
10%
Bharti Teletech Limited (incorporated in India)
45%
Bharti AXA Life Insurance Company Ltd
37.78%
First American Securities Private Limited
40%
45%
Bharti Infotel Private Limited (incorporated in India)
AXA UK Plc (UK)
AXA UK Plc (UK)
100%
AXA Business Services

INDONESIA – JANUARY 1st, 2007



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
The Tempo Group
Bank Mandiri
80%
20%
80%
49%
51%
99%
100%
P.T. Asuransi AXA Indonesia
P.T. AXA Life Indonesia
PT AXA Mandiri Financial Services
PT AXA Services Indonesia
Wealth Management Mauritius Holdings Ltd (Mauritius)
99.99%
99.99%
PT. Kotak Biru Konsultama
PT Indonesia Emas Perkasa
92.85%
7.15%
PT. Kotak Biru Investama
6.91%
PT. AXA Financial Indonesia
93.09%
50%
50%
PT. AXA Asset Management Indonesia

(a) Nominee arrangement regarding the other 20% of the shares.

IRELAND – JANUARY 1st, 2007



AXA
AXA UK Plc
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%
AXA Holdings Ireland Limited
100%
AXA Ireland Limited
100%
AXA Life Europe
AXA Life Europe German Branch
100%
AXA Nominees Ireland Limited
49% (c)
AXA Assistance Ireland Limited (b)
100%
AXA Insurance Limited (a)
100%
New PMPA Insurance Services Limited
100%
AXA Group Services Limited

(a) New corporate name since February 18, 2002 (formerly AXA PMPA Insurance Limited)
(b) New corporate name (formerly AXA Direct Limited)
(c) 51 % by AXA Assistance Limited

ITALY - JANUARY 1st, 2007


AXA
98.24% (a)
AXA Italia S.p.A.
AXA France Assurance
AXA France Vie
AXA France Vie Italy Branch
100%
96.1% (b)
100%
AXA Soluzioni Vita S.p.A. (f)
AXA Assicurazioni S.p.A.
AXA Interlife S.p.A. (d)
55.1%
100%
100%
28.9%
100%
99%
50%
Porta Romana Immobiliare S.r.l
Orsa S.r.l (e)
Centurbia Immobiliare S.p.A.
AXA SIM S.p.A. (c)
AXA Partecipazioni S.p.A.
AXA Carlink S.p.A.
AXA Cattolica Previdenza in Azienda S.p.A.
44.9%
71.1%

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Vie Italy Branch also holds 1.9% of the paid-up capital.
(c) Financial company.
(d) AXA Interlife S.p.A. also holds 1.0% of the paid-up capital of AXA Carlink S.p.A.
(e) In run off.
(f) New Corporate name since May 29th 2006 (former name was UAP Vita S.p.A.)

JAPAN – JANUARY 1st, 2007



AXA
97.59% (a)
AXA Japan Holding Co., Ltd
100%
100%
100%
AXA Life Insurance Co., Ltd
AXA non-life Insurance Co., Ltd
AXA Collection Services Co. Ltd.

(a) 2.41% held by private shareholders.

LATIN AMERICA - JANUARY 1st, 2007


AXA
(Brazil)
(Chile)
99.9%
100%
Voltaire Participaçoes
AXA Inversiones Chile Limitada
79.5%
UAP International do Brasil
29.87%
70.1%
Rio Branco Participaçoes SA

LUXEMBOURG – JANUARY 1st, 2007


AXA
AXA Holdings Belgium
100%
AXA Belgiume
AXA Luxembourg SA
47.63%
99.99%
99.99%
99.95%
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
CONTERE
75%
25%
Immochapelle

MAGHREB - MIDDLE EAST – JANUARY 1st, 2007


AXA
(Morocco)
(Lebanon)
(Arabian Peninsula)
51%
ONA
49%
AXA-ONA
Groupe SLF
100%
49%
49%
100%
100%
AXA Assurance Maroc
AXA Middle East SAL Lebanon
2%
AXA Holding SAL Lebanon
AXA Insurance EC (Bahrein)
100%
82%
50%
50%
SOMAFIC (a)
ACRED (a)
AXA Gulf (Bahrein)
AXA Saudi Arabia (Bahrein)
50%
50%
Kanoo

(a) Consumer finance company.

THE NETHERLANDS – JANUARY 1st, 2006


AXA
AXA Holdings Belgium
AXA Nederland B.V.
100%
AXA Verzekeringen B.V.
100%
100%
AXA Leven N.V.
AXA Schade N.V.

PORTUGAL - JANUARY 1st, 2007



AXA
AXA AURORA SA
AXA Corporate Solutions Assurance
AXA France Assurance
AXA France Vie
7.46%
99.99%
83.02%
9.07%
5.37%
87.63%
2.15%
89.00%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
AXA Portugal Companhia de Seguros de Vida SA
Empresa Artistica SA

(a) Less than 0.5% of the shares are still owned by the public.

SINGAPORE - TAIWAN – JANUARY 1st, 2007



AXA
AXA France Assurance
AXA France IARD
Branch in Taiwan (a)
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
100%
100%
100%
100%
NM Insurances (Singapore) Pte Ltd (Singapore)
AXA Financial Services (Singapore) Pte Ltd (Singapore)
AXA Insurance Singapore (Singapore)
AXA Asia Regional Centre Pte Ltd (Singapore)
100%
100%
100%
pac financial planning Singapore private Limited (Singapore)
AXA Wealth Management Singapore Pte Ltd (Singapore)
AXA Life Singapore Pte Ltd (Singapore)

(a) Into liquidation.

SPAIN - JANUARY 1st, 2007



AXA
100%
AXA Aurora, S.A.
99.70%
AXA Aurora Iberica, S.A., de Seguros y Reaseguros (a)
99.99%
Hilo Direct Seguros y Reaseguros S.A. (b)
100%
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
98.5%
AXA Aurora Vida, S.A. de Seguros y Reaseguros (c)
100%
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
100%
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
100%
AXA Ibercapital Agencia De Valores, S.A.
100%
Consejeros Financieros Asesores de Seguros y Pensiones Agencia de Seguros

(a) Minority shareholders hold 0.3% of the paid-up capital.
(b) AXA Aurora Ibérica, S.A. de Seguros y Reaseguros holds 0.01% of the paid-up capital.
(c) Minority shareholders hold 1.5% of the paid-up capital.

SUB-SAHARAN AFRICA – JANUARY 1st, 2007


AXA
AXA Assurances
Côte d'Ivoire
(Ivory Coast)
AXA Assurances
Cameroun
(Cameroon)
AXA Assurances
Gabon
(Gabon)
AXA Assurances
Sénégal
(Senegal)
75.83%
14.25%
99.9%
2.55%
4.33%
86.49%
51.52%

SWITZERLAND – JANUARY 1st, 2007


AXA
95%
100%
AXA Compagnie d'Assurances sur la Vie
5%
AXA Compagnie d'Assurances
100%
Juridica Compagnie d'assurance de la Protection Juridique SA

THAILAND – JANUARY 1st, 2007



AXA
100% directly and indirectly
ASM Holdings Ltd
AXA Asia Pacific Holdings Limited (Australia)
24.99%
36.36%
National Mutual International Pty Limited (Australia)
50% (directly and indirectly)
Bank of Asia
22.06%
Tisco (Tri-Way)
11.07%
AXA Insurance Public Co. Ltd
Krungthai-AXA Life Insurance Company Ltd
50%
Krung Thai Bank Public Company Limited

(a) Transferred to nominees of AXA Insurance Public Co. Ltd.

TURKEY – JANUARY, 1st 2007



AXA
50%
AXA Oyak Holding A.S.
50%
Oyak
100%
70.9%
AXA Oyak Hayat Sigorta A.S.
(life)
AXA Oyak Sigorta A.S.
(non life)
19.7%
T.C. Ziraat Bankasi
7.6%
TPAO (a) Personeli Vakfi
1.8%
Others

(a) Turkish Petroleum Research Foundation established by its personnel

UNITED KINGDOM - AXA UK - JANUARY 1st, 2007


AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
AXA Advisory Holdings Limited
100%
Guardian Royal Exchange PLC
100%
AXA Sun Life Holdings PLC
100%
Advisory Services Limited
100%
AXA Insurance Plc
100%
Sun Life Unit Assurance Limited
100%
Sun Life Pensions Management Limited
100%
Sun Life Assurance Society Plc
100%
AXA Sun Life Plc
100%
AXA Portfolio Services Limited
100%
AXA Sun Life Services Plc
100%
Thinc Group Holdings Limited
100%
AXA Holdings Ireland Limited (Ireland)
100%
The Royal Exchange Assurance
100%
PPP Lifetime Care Plc
100%
AXA Insurance UK Plc
100%
AXA General Insurance Limited
100%
AXA PPP Healthcare Limited
100%
Thinc Network Services Limited
100%
Thinc Group Limited
100%
Thinc Assured Network Limited

UNITED STATES - AXA FINANCIAL INC. – JANUARY 1st, 2007


AXA
AXA FINANCIAL INC.
100%
AXA Financial Services, LLC
AXA Financial (Bermuda) Ltd
MONY Holdings, LLC
AXA Equitable Life Insurance Company
AXA Distribution Holding Corporation
MONY Financial Services, Inc
MONY Life Insurance Company
14.65% (b)
45.54% (b)
Alliance Bernstein L.P. (a)
AXA Life and Annuity Company
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC
MONY Securities Corporation
MONY Brokerage, Inc.
MONY Life Insurance Company of America
U.S. Financial Life Insurance Company

(a) 2.15% of which indirectly held through MONY Life.
(b) Directly and indirectly.

UNITED STATES - ALLIANCEBERNSTEIN – JANUARY 1st, 2007



AXA
92.48%
(100% directly and indirectly)
AXA Financial, Inc.
100% indirectly
AXA Equitable Life Insurance Company
MONY Life Insurance Company
Equitable Holdings LLC
Public and employees
98%
100%
12.5%
100%
MONY Life Insurance Company of America
ECMC, LLC
0.84%
Alliance Holding L.P. (a)
0.84%
ACMC Inc
45.64% (b)
100%
1.68%
0.1%
15.9%
32.8%
25.58%
0.47%
AllianceBernstein Corporation (a)
1% general partnership interest
AllianceBernstein L.P. (a)
7.7%
Public and employees
100%
Alliance Bernstein Corporation of Delaware (a)

(a) Names of companies as March 1, 2006.
(b) Directly and indirectly.